Horizon Landmark ETF
Schedule of Investments
August 31, 2025 (Unaudited)

PURCHASED OPTIONS - 99.3%(a)	Notional Amount	Contracts	Value
Call Options - 21.3%			$–
SPDR S&P 500 ETF Trust (b)(c)		–	$–
Expiration: 10/17/2025; Exercise Price: $3.00	$9,417,730	146	$9,349,511
Expiration: 10/21/2025; Exercise Price: $3.00	12,126,940	188	12,038,751
Expiration: 10/21/2025; Exercise Price: $3.00	1,225,595	19	1,216,682
Total Call Options			22,604,944

Put Options - 78.0%			$–
SPDR S&P 500 ETF Trust (b)(c)		–	$–
Expiration: 10/17/2025; Exercise Price: $3,003.00	9,417,730	146	34,187,176
Expiration: 10/21/2025; Exercise Price: $3,003.00	12,126,940	188	44,008,459
Expiration: 10/21/2025; Exercise Price: $3,003.00	1,225,595	19	4,447,664
Total Put Options			82,643,299
TOTAL PURCHASED OPTIONS (Cost $104,591,920)			105,248,243

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.7%		Shares	Value
First American Government Obligations Fund - Class X, 4.22%(d)		722,363	722,363
TOTAL MONEY MARKET FUNDS (Cost $722,363)			722,363

TOTAL INVESTMENTS - 100.0% (Cost $105,314,283)			105,970,606
Liabilities in Excess of Other Assets - (0.0)% (e)			(33,257)
TOTAL NET ASSETS - 100.0%			$105,937,349
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Horizon Landmark ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$105,248,243	$–	$105,248,243
Money Market Funds	722,363	–	–	722,363
Total Investments	$722,363	$105,248,243	$–	$105,970,606

Refer to the Schedule of Investments for further disaggregation of investment categories.